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                                                                   Exhibit 10.5

                               INVESTORS AGREEMENT

         THIS INVESTORS AGREEMENT (this "Investors Agreement") is made as of this 10th day of December, 1999, by and among Haights Cross Communications, Inc, a Delaware corporation (the "Company"), Haights Cross Operating Company, a Delaware corporation ("HCOC"), the existing stockholders of the Company identified as such on the signature pages hereto (the "Existing Stockholders"), the persons identified on the signature pages hereto as the DUMB Investors and any assignees or transferees thereof (each, "a "DLJMB Investor" and, collectively, the ."DLJMB Investors"), the persons identified on the signature pages hereto as the DLJIP Investors and any assignees or transferees thereof (each a "DLJIP Investor" and collectively, the "DLJIP Investors" and collectively with the DLJMB Investors, the "Investors", each individually an "`Investor"), and any other stockholder or optionholder who from time to time becomes party' to this Agreement by execution of a Joinder Agreement in substantially the form attached hereto as Exhibit A (the "Other Stockholders"). The Existing Stockholders and the Other Stockholders are herein referred to collectively as the "Stockholders", and individually as a "Stockholder."

         WHEREAS, reference is, made to the Senior Subordinated Notes, Preferred Stock and Warrants. Subscription Agreement, dated as of the date hereof, among the parties listed on the signature pages thereto (the "Subscription Agreement"), pursuant to which (i) the DLJMB Investors have agreed to purchase from the Company shares of Series B Senior Preferred Stock, par value $ .001 per share, of the Company (the Series B Preferred Stock"), warrants to purchase shares of Common Stock, par value $.001 per 'share of the Company and warrants to purchase shares of Series A Preferred Stock, par value $.001 per share, of the Company (the "Series A Preferred Stock" and, together with the Series B Preferred Stock, the "Preferred Stock") and (ii) the DLJIP Investors have, agreed to purchase from HCOC its Senior Subordinated Notes Due 2009 and to purchase from the Company warrants to purchase shares of its Common Stock, par value $.001 per share, and warrants to purchase shares of its Series A Preferred Stock;

         WHEREAS, the execution and delivery of this Investors Agreement is a condition precedent to the transactions contemplated by the Subscription Agreement; and

         WHEREAS, the parties hereto desire to agree, among other things, upon the terms on which the securities of the Company, now or hereafter outstanding, and held by them will be held transferred and voted.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 CONSTRUCTION OF TERMS. As used herein, the masculine, feminine or gender neutral, and the singular or plural number, shall be deemed to be or to include the other genders or number, as the case may be, whenever the context so indicates or requires.

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         SECTION 1.2 TERMS NOT DEFINED. Capitalized terms used herein and not
Otherwise defined. shall have the meanings ascribed to them in the Subscription Agreement.

         SECTION 1.3 NUMBER OF SHARES OF STOCK. Whenever any provision of this Investors Agreement calls for any calculation based on a number of shares of capital stock held by a Stockholder or an Investor, the number of shares deemed to be held by that Stockholder or Investor shall be the total number of shares of capital stock then owned by the Stockholder or Investor.

         SECTION 1.4 DEFINED TERMS. The following capitalized terms, as used in this Investors Agreement, shall have the meanings set forth below.

         An "AFFILIATE" of any Person (as defined herein) means a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

         "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         "BONA-FIDE SALE" means a sale in which (i) the sale by the Stockholders and the Investors would be on the same terms and conditions and for the same type of consideration as is to be received by the Majority Group, (ii) the Offeror is purchasing in an arm's-length transaction and (iii) the consideration to be paid to each Stockholder and each Investor in connection with such transaction consists solely of cash, Freely Tradeable Securities or cash and Freely Tradeable Securities.

         "COMMON STOCK" shall refer to the Common Stock and any other common equity securities issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization), including, without limitation, the Shares (as hereinafter defined).

         "COMPANY" shall refer to the Company and any successor or successors thereto.

         "FREELY TRADEABLE SECURITIES" means securities (a) which are of a class
(i) of securities issued or fully guaranteed by the United States of America or any agency thereof and entitled to the full faith and credit of the United States of America, for which price quotations are routinely quoted and for which, there is a ready liquid market; or (ii) both registered pursuant to either Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder (the "Exchange Act") and either listed on a national securities exchange or on the NASDAQ National Market; and
(b) which may be resold in the public markets by the Stockholders and the Investors

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without requirement of further registration under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act") (excluding the impact of Rule 145 under the Securities Act, if applicable).

         "HCOC" shall refer to HCOC and any successor or successors thereto.

         "INITIAL PUBLIC OFFERING" shall mean the Company's first public offering of Common Stock registered on Form S-1 (or any successor or equivalent form) under the Securities Act.

         "MAJORITY INTEREST" means the Stockholders or the Investors, as the case may be, holding not less than a majority of the outstanding Shares (as hereinafter defined) held by all of the Stockholders or the Investors.

         "PERSON" means an individual, a corporation, an association, a joint venture, a partnership, a limited liability company, an estate, a trust, an unincorporated organization and any other entity or organization, governmental or otherwise.

         "PUBLIC MARKET DATE" means the first day upon which Common Stock of the Company with an aggregate market value of not less than $30,000,000 has been sold in all public offerings of Common Stock by the Company pursuant to effective registration statements under the Securities Act (other than registration statements on Form S-8 or any successor forms).

         "REQUIRED HOLDERS" means (i) in the event the DLJMB Investors own in the aggregate at least 10% of the total Securities (as defined in the Subscription Agreement) initially purchased by such DLJMB Investors pursuant to the Subscription Agreement (the "DLJMB Initial Ownership"), all of the DLJMB Investors, (ii) in the event the DLJMB Investors own in the aggregate less than 10% of the DLJMB Initial Ownership, a Majority Interest of the DLJMB Investors,
(iii) in the event the DLJIP Investors own in the aggregate at least 10% of the total Warrants (including the shares issued upon exercise of such Warrant, if any such Warrants shall have been exercised) initially purchased by such DLJIP Investors pursuant to the Subscription Agreement (the "DLJIP Initial Ownership"), all of the DLJIP Investors or (iv) in the event the DLJIP Investors own in the aggregate less than 10% of the DLJIP Initial Ownership, a Majority Interest of the DLJIP Investors.

         "SHARES" means (i) with respect to the Investors, the shares of Common Stock subject to acquisition upon the exercise of the Warrants at the relevant time (such number being subject to possible adjustment in accordance with the terms of such Warrants), together with the shares of Common Stock held by the Investors at the relevant time if exercise of any of the Warrants has then occurred, (ii) with respect to the Stockholders, all shares of Common Stock then held by the Stockholders, and (iii) any other common equity securities now or hereafter issued by the Company, together with any options thereon and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend, stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

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         "TAG-ALONG PORTION" means (i) where the Selling Stockholder is selling
Series A Preferred Stock, the number of shares of Series A Preferred Stock held (or, without duplication acquirable under the Warrants) by the Tagging Person or the Selling Stockholder, as the case may be, multiplied by a fraction, the numerator of which is the number of shares of Series A Preferred Stock proposed to be sold in the Tag-Along Sale pursuant to Section 2.2 and the denominator of which is the aggregate number of shares of Series A Preferred Stock owned by such Selling Stockholder and (ii) where the Selling Stockholder is selling Shares, the number of shares held (or, without duplication, acquirable under the Warrants) by the Tagging Person or the Selling Stockholder, as the case may be, multiplied by a fraction, the numerator of which is the number of shares proposed to be sold in the Tag-Along Sale pursuant to Section 2.2 and the denominator of which is the aggregate number of Shares owned by such Selling Stockholder.

         "TRANSFER" means any direct transfer, donation; sale, assignment, pledge, hypothecation, grant of a security interest in or other disposal or attempted disposal of all or any portion of a security or of any rights. "Transferred" means the accomplishment of a Transfer, and "Transferee" means the recipient of a Transfer.

         "WARRANTS" means the warrants to purchase shares of Common Stock of the Company and the warrants to purchase shares of Series A Preferred Stock issued to the Investors pursuant to the Subscription Agreement.

                                   ARTICLE II
                   RIGHT OF FIRST REFUSAL; CO-SALE PROVISIONS

         The following provisions of this Article II shall terminate immediately upon the Public Market Date and shall not apply with respect to sales pursuant to any public offering of Common Stock by the Company pursuant to an effective registration statement under the Securities Act:

         SECTION 2.1 TAKE ALONG OPTION OF MAJORITY GROUP. Each Stockholder and Investor hereby agrees, if requested by a Majority Interest of the Existing Stockholders (a "Majority Group") in response to an offer from any Person other than an Existing Stockholder or any of their respective Affiliates or any Affiliate of the Company or HCOC (an "Offeror") to purchase Shares in a single transaction or in a series of related transactions, (a "Transaction Offer") that would constitute a Bona Fide Sale, to Transfer for value a specified percentage (the "Sale Percentage") of the Shares held by such Stockholder or Investor to such Offeror in the manner and on the terms set forth in this Section 2 .1 in connection with the sale by such Majority Group of such Sale Percentage of such Majority Group's Shares to such Offeror (a "Sale"); provided, however, that such Majority Group shall not be entitled to so require any Stockholder or Investor to participate in any Sale pursuant to this Section 2.1 unless (i) the Majority Group proposes that there be transferred in such Sale a number of shares that is equal to at least 90% of the Shares then outstanding and (ii) all of the Stockholders and the Investors shall be required to sell Shares in such Sale. Subject to the foregoing proviso, the Sale Percentage applicable to each Stockholder and each Investor shall be equal to the aggregate number of Shares of the Majority Group

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proposed to be transferred in such Sale divided by the aggregate number of
Shares held by the Majority Group, the result of which shall be multiplied by 100.

                           (a)      If the Majority Group elects to exercise its
rights under this Section 2.1, a notice (the "Take Along Notice") shall be furnished by the Majority Group to each Stockholder and Investor, not later than the 20th day prior to the proposed Sale. The Take Along Notice shall set forth the principal terms of the proposed Sale insofar as it relates to the Shares, including, without limitation, the number of Shares to be purchased from each Stockholder and Investor, the number of Shares to be sold in such Sale by the Majority Group, the date on which the Sale is proposed to be consummated, the Sale Percentage, the maximum and minimum purchase price, including on a per Share basis, and the name of the Offeror. If the Majority Group consummates the Sale referred to in the Take Along Notice on substantially the terms set forth in the Take-Along Notice, so long as such terms constitute a Bona Fide Sale and are consistent with the proviso to Section 2.1, each Stockholder and Investor shall be bound and obligated to Transfer the Sale Percentage of its Shares in the Sale on the same terms and conditions (subject to all of the provisions of this Investors Agreement) with respect to each type of Share sold, as the Majority Group shall Transfer each such Share in the Sale.

                           (b)      Each participating Stockholder and Investor
shall effect its participation in any Transaction Offer under this Section 2.1 by delivery to the Offeror, or to the Majority Group for delivery to the Offeror, of one or more instruments or certificates, properly endorsed for transfer, representing the Shares it is required to sell pursuant hereto. No Stockholder or Investor shall be required to make any representations or warranties in connection with the Sale (except representations and warranties as to its title to and authority to convey the Shares sold by it) and shall only be required to provide customary indemnities in connection therewith. At the time of consummation of the Transaction Offer, the Offeror shall remit directly to each participating Stockholder and Investor that portion of the Sale proceeds to which the participating Stockholder and Investor is entitled by reason of its participation with respect thereto (less any adjustments due to the conversion of any convertible securities or the exercise of any exercisable securities).
In connection therewith, any Stockholder or Investor that is a holder of a convertible or exercisable security shall have the opportunity to either (i) exercise such securities (if then exercisable) and participate in such Sale as holders of the Common Stock issuable upon such exercise, or (ii) upon the consummation of the Sale, receive in exchange for such securities (to the extent exercisable at the time of such Sale) consideration equal to the amount (if greater than zero) determined by multiplying (A) the same amount of consideration per Share received by the holders of the Common Stock of the same class of Common Stock for which the security is convertible or exercisable in connection with the Sale less the exercise price per share of such security by
(B) the number of shares of Common Stock of such class issuable upon exercise of such security.

                           (c)      The closing of a Sale pursuant to
Section 2.1 shall take place at such time and place as the Majority Group shall specify by notice to each Stockholder and Investor but no later than ninety (90) days following the date of the effectiveness of the Take Along Notice.

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                           (d)      Promptly after such Transfer, the Majority
Group shall notify the Company, which in turn shall promptly notify the Investors and Stockholders, of the consummation of the Sale pursuant to the Take Along Notice and shall furnish such evidence of the completion and time of completion of the Transfer and of the terms thereof. So long as the Offeror is neither a party nor an Affiliate of or relative of a party to this Investors Agreement, such Offeror shall take the Shares so Transferred free and clear of any further restrictions of this Article II. In the event that the Transaction Offer is not consummated within the period required by Section 2.1(c) or the Offeror fails timely to remit to each participating Stockholder and Investor its respective portion of the sale proceeds, the Take Along Notice shall be deemed to lapse and the Stockholders and Investors shall not be required to Transfer any Shares pursuant thereto, and any Transfer of Shares pursuant to such Take Along Notice shall be deemed to be in violation of the provisions of this Investors Agreement unless the Majority Group once again complies with the provisions of this Section 2.1 hereof with respect to such Transaction Offer.

                           (e)      All expensess and costs of any Sale incurred
by the Investors, including the fees of one counsel to the Investors related to such Sale, shall be for the account of and paid by the Company.

         SECTION 2.2 CO-SALE OPTION OF STOCKHOLDERS AND INVESTORS. In the event that a Stockholder or a group of Stockholders (collectively, the "Selling Stockholders") proposes to Transfer (other than Transfers to the Company, or to an Affiliate of such Stockholder or any Affiliate of the Company or HCOC) an aggregate number of shares of Common Stock or Series A Preferred Stock, as the case may be, equal to or exceeding, on the date of the proposed transfer, (i) 15 % of the outstanding Common Stock or (ii) 15 % of the outstanding Series A Preferred Stock, in each case in a single transaction or in a series of related transactions (a "Tag-Along Sale"), and the rights of such Selling Stockholder, if any, are not exercised under Section 2.1 above, each Stockholder and Investor may, at its option, elect to exercise its rights under this
Section 2.2.

                           (a)      In the event of a Tag-Along Sale, the
Selling Stockholders shall deliver to each Stockholder and Investor a written notice of the terms and conditions of such Tag-Along Sale (a "Tag-Along Notice") and offer each Stockholder and Investor the opportunity to participate in such Tag-Along Sale on the same terms and conditions, subject to the same agreements and for the same per share consideration as the Selling Stockholders. The Tag-Along Notice shall identify the number and type of Shares and the number of shares of Series A Preferred Stock held by such Selling Stockholders that the Selling Stockholders propose to Transfer in the Tag-Along Sale, the per share consideration at which the Tag-Along Sale is proposed to be made, all other material terms and conditions of the Tag-Along Sale (and shall include the form of the proposed agreement, if any) and the date on which the Tag-Along Sale is proposed to be consummated.

                           (b)      From the date of the Tag-Along Notice until
the date that is ten days thereafter (the "Tag-Along Notice Period"), each Stockholder and Investor shall have the right (a "Tag-Along Right"), exercisable by written notice delivered to the Selling Stockholders, to request that the Selling Stockholders include in the Tag-Along Sale the number of Shares and shares of

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Series A Preferred Stock held by such Person as is specified in such notice
(each Purchaser so requesting, a "Tagging Person"); provided however, that, if the aggregate number of Shares and shares of Series A Preferred Stock proposed to be sold by the Selling Stockholders and all Tagging Persons in the Tag-Along Sale exceeds the number of such shares which can be sold on the terms and conditions set forth in the Tag-Along Notice, then (x) only the Tag-Along Portion of such shares of each Tagging Person and the Selling Stockholders shall be sold pursuant to the Tag-Along Offer and (y) the Selling Stockholders shall also be entitled to sell such additional shares as is permitted by Section 2.2(f).

                           (c)      Closing of Tag-Along Sale. If any Tagging
Person exercises its Tax-Along Right hereunder with respect to a Tag-Along Sale, on the closing date for such Tag-Along Sale such Tagging Person shall deliver (i) to the purchaser specified in the Tag-Along Notice for such Tag-Along Sale a certificate or certificates representing the Shares and the shares of Series A Preferred Stock which it has elected to sell (net of any reduction pursuant to Section 2.2(b)), together with appropriate instruments of transfer duly endorsed in blank, against payment by such purchaser of the aggregate consideration payable for such shares at the per share consideration specified in such Tag-Along Notice and (ii) to the Selling Stockholders all costs, expenses and other amounts to be paid by such Tagging Person in connection with such Tag-Along Sale pursuant to Section 2.2(g).

                           (d)      Non-Participants. If at the termination of
the Tag-Along Notice Period, any Tagging Person shall not have delivered written notice to the Selling Stockholders of its election to participate in the Tag-Along Sale, such Tagging Person will have waived its Tag-Along Right with respect to such Tag-Along Sale.

                           (e)      Certain Allocations. If any Tagging Person
(i) declines to exercise or waives its Tag-Along Right (by express waiver or by failure to deliver written notice of its intent to participate) with respect to any Tax-Along Sale or (ii) elects to exercise its Tag-Along Right with respect to less than its Tag-Along Portion with respect to any Tag-Along Sale, the Selling Stockholders shall be entitled to transfer in such Tag-Along Sale, in addition to their Tag-Along Portion with respect to such Tag-Along Sale, a number of Shares and shares of Series A Preferred Stock, as applicable, equal to the number of Shares and shares of Series A Preferred Stock, as applicable, constituting the portion of such Tagging Person's Tag-Along Portion with respect to which such Tagging Person's Tag-Along Right was not exercised.

                           (f)      Permitted Sale. The Selling Stockholders and
any Tagging Person who exercises its Tag-Along Right with respect to a proposed Tag-Along Sale pursuant to this Section 2.2 may sell the Shares and the shares of Series A Preferred Stock subject to the Tag-Along Offer with respect to such Tag-Along Sale on the terms and conditions set forth in such Tag-Along Notice within sixty (60) days following the date of the effectiveness of the Tag-Along Notice.

                           (g)      Expense of Sale. All out-of-pocket costs
and expenses incurred by the Tagging Persons in connection with a Tag-Along Sale (including, without limitation, fees and

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disbursement of any counsel retained by the Tagging Persons) shall be paid by the Tagging, Persons. All direct selling expenses, discounts or commissions of brokers paid to any Person on a per share basis in connection with such Tag-Along Sale shall be paid ratably by the Tagging Persons and the Selling Stockholders (in proportion to each Tagging Person's and the Selling Stockholder's Tag-Along Portion). All other fees and expenses in connection with such Tag-Along Sale shall be paid by the Selling Stockholders.

         SECTION 2.3 ASSIGNMENT. Subject to Section 4.11 and Section 4.13 hereof, each Stockholder and Investor shall have the right to assign its rights to any transferee of such Stockholder's or Investor's Shares, and shall further have the right to assign and transfer such Stockholder's or Investor's right to accept particular Transaction Offers or to participate in Tag-Along Sales, as the case may be, as contemplated by this Article II, and any such transferee shall be deemed within the definition of a, "Stockholder" or "Investor," as the case may be, for purposes of this Article II.

         SECTION 2.4 SALE OF SHARES OF PREFERRED STOCK. The provisions of this Article II shall terminate as to any Shares and as to any shares of Preferred Stock when such shares have been (i) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Shares or (ii) distributed to the public pursuant to Rule 144 or Rule 144A (or any successor provision) under the Securities Act.

         SECTION 2.5 PROHIBITED TRANSFERS. If any Transfer is made or attempted contrary to the provisions of this Investors Agreement, such purported Transfer shall be void ab initio, and the Company shall have the right to refuse to recognize any Transferee as one of its stockholders for any purpose.

                                   ARTICLE III

            ELECTION OF DIRECTORS; INFORMATION AND OBSERVATION RIGHTS

         SECTION 3.1 BOARD COMPOSITION OF THE COMPANY AND HCOC; OBSERVATION RIGHTS.

                           (a)      Each Investor and each Stockholder agrees
to vote, or execute written consents with respect to, as the case may be, all of his, her or its Shares and shares of Series A Preferred Stock having voting power (and any other shares over which he, she or it exercises voting control), to the extent it holds such voting stock at the relevant time, in connection with the election of Directors to the Board of Directors of the Company and to elect and continue in office as Directors of the Company, the following:

                                    (i)      up to the greater of (A) three (3)
         individuals, or (B) a number of individuals constituting a majority of the members of the Board of Directors, in each case designated by a Majority Interest of the Existing Stockholders (the "Existing Stockholders' Designee"), two of whom shall initially be Christopher S. Gaffney and Stephen F. Gormley; and

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                                    (ii)     one individual designated by DLJ
         Merchant Banking II, L.P. ("DLJMB") (the "Investors' Designee") who shall initially be William F. Dawson; Jr.

                           (b)      The Company agrees to vote, or execute
written consents with respect to, as the case may be, all of its shares of common stock of HCOC (and any other shares over which it has voting control), in connection with the election of directors to the board of directors of HCOC, and to elect and continue in office as directors of HCOC all Persons otherwise designated as provided above and serving as Directors of the Company.

         SECTION 3.2       REMOVAL; VACANCIES.

                           (a)      Each Investor and each Stockholder agrees to
vote, or execute written contents with respect to, as the case may be, all of his, her or its Shares and shares of Series A Preferred Stock having voting power (and any other shares over which he, she or it exercises voting control), to the extent he, she or it holds such voting stock at the relevant time, for the removal of any Director upon the request of the Persons then entitled to designate such Director and for the election to the Board of Directors of a substitute designated by such Persons in accordance with the provisions hereof. Each Investor and each Stockholder further agrees to vote, or execute written contents with respect to, as the case may be, all of his, her or its Shares and shares of Series A Preferred Stock having voting power (and any other shares over which he, she or it exercises voting control) in such manner as shall be necessary or appropriate to ensure that any vacancy on the Board of Directors occurring for any reason shall be filled only in accordance with the provisions of this Article III. Once serving on the Board of Directors and the board of directors of HCOC, the Existing Stockholders' Designees shall not be removed from either office without the consent of a Majority Interest of the Existing Stockholders and the Investors' Designee shall not be removed from either office without the consent of DLJMB.

                           (b)      The Company agrees to vote, or execute
written consents with respect to, as the case may be, all of its shares of common stock of HCOC (and any other shares over which it has voting control) for the removal of any director of HCOC upon the request of the Persons then entitled to nominate such director and for the election to the board of directors of HCOC of a substitute designated by such Persons in accordance with the provisions hereof. The Company further agrees to vote, or execute written consents with respect to, as the case may be, all of its shares of common stock of HCOC (and any other shares over which it has voting control) in such manner as shall be necessary or appropriate to ensure that any vacancy on the board of directors of HCOC occurring for any reason shall be filled only in accordance with the provisions of this Article III. Once serving on the board of directors of HCOC, the Existing Stockholders' Designees shall not be removed from office without the consent of a Majority of the Existing Stockholders and the Investors' Designee shall not be removed from office without the consent of DLJMB.

         SECTION 3.3 ACTIONS REQUIRING CONSENT OF INVESTORS' DESIGNEE. The Board of Directors of the Company and the board of directors of HCOC shall not take any of the following actions, and shall not permit any of their respective subsidiaries to take such actions, without the

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approval of a majority of the Board of Directors of the Company, including the
Investors' Designee:

                           (a)      with respect to the Company, amend in any
respect its organizational documents in a manner adversely affecting the Investors;

                           (b)      with respect to the Company, effect,
directly or indirectly, any (i) sale or transfer of all or substantially all of the Company's assets to (A) Media/Communications Partners III Limited Partnership ("M/C III"), (B) to any Affiliate of M/C III, (C) to Peter J. Quandt and/or Paul J. Crecca, (D) to any Person (other than an individual) of which in excess of 50% of the voting power is owned, directly or indirectly, by Peter J. Quandt and/or Paul J. Crecca, on an individual or combined basis (collectively, the "Restricted Persons"), or (E) any Person in which any Restricted Person, on an individual or combined basis, directly or indirectly, controls in excess of 50% of the voting power of such Person (collectively with the Restricted Persons, the "Restricted Entities"), (ii) recapitalization of the Company following which Peter J. Quandt or Paul J. Crecca, on an individual or combined basis, own in excess of 50% of the Shares, or (iii) consolidation or merger of the Company with or into any Restricted Entity in which consolidation or merger the holders of in excess of 50% of the Shares prior to such transaction do not own in excess of 50% of the Shares after such transaction;

                           (c)      with respect to the Company, incur, assume
or guarantee any indebtedness for borrowed money, other than such indebtedness incurred pursuant to the Credit Documents or the DLJIP Documents; and

                           (d)      with respect to HCOC or any subsidiary of
HCOC, issue any equity securities.

         SECTION 3.4 RIGHTS TO OBJECT. Each Investor agrees that, in the event the Board of Directors has made a determination or calculation concerning any adjustments that is required to be made pursuant to the terms of the Warrants issued pursuant to the Subscription Agreement and the Investors' Designee, has concurred with the Board of Directors in such determination, such Investors will have no further rights under the terms of the Warrants to object to such determination or calculation made by the Board of Directors.

         SECTION 3.5 OBSERVATION RIGHTS. In the event that the Investors' Designee is unable to attend a meeting of the Board of Directors of the Company or of HCOC, the Investors may designate a representative to attend such meeting as observer only, which observer will have no right to vote or otherwise actively participate in such meeting.

         SECTION 3.6 FINANCIAL AND BUSINESS INFORMATION. The Company shall deliver to each Investor holding any Shares or shares of Preferred Stock:

                  (a) Quarterly Financial Statements. As soon as practicable after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of such fiscal year), and in any event within 45 days thereafter:

                           (i)      a balance sheet as at the end of such
                  quarter; and

                           (ii) an income statement and statement of cash flow for such quarter, and, the comparable information for the portion of the fiscal year ending with such quarter and a comparison to relevant budget amounts for such quarter;

         for the Company and its subsidiaries (on a consolidated basis), setting forth in each case, in comparative form, the financial statement for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP") applicable to quarterly financial statements generally, and certified as complete and correct by a senior financial officer of the Company; provided however, that should the Company become subject to or agree with any Person to comply with the provisions of Section 13 of the Exchange Act, delivery or copies of the Company's Quarterly Report on Form 10-Q filed with the Commission within 45 days after the end of such quarterly fiscal period shall be deemed to satisfy the requirements of this Section 3.5(a)

                  (b) Monthly Financial Statements. As soon as practicable after the end of each month in each fiscal year of the Company (other than the last month of each such fiscal year), and in any event within 30 days thereafter, the financial statements required to be provided pursuant to Section 3.5(a) shall also be provided on a monthly basis but the proviso to such Section 3.5(a) shall not be applicable to the provision of such monthly financial statements and the Company shall not be required to provide any comparative information.

                  (c) Annual Financial Statements. As soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter:

                           (i) a consolidated balance sheet as at the end of such year; and

                           (ii)     a consolidated income statement and
                  statement of cash flows for such year;

         for the Company and its subsidiaries, together with the notes thereto, setting forth in each case, in comparative form, the financial statement for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by:

                           (A) an audit report thereon of independent certified public accountants of recognized national standing, which report shall state that such financial statements fairly present in all material respects the consolidated financial condition of the Parent as at such date and the consolidated results of its operations and cash flows for such period in conformity with GAAP; and

                           (B) a certification by a senior financial officer of the Company that such financial statements are complete and correct;

         ;provided however, that should the Company become subject to or agree with any Person to comply with the delivery provisions of Section 13 of the Exchange Act, the delivery of the Company's Annual Report on Form 10-K for such fiscal year filed with the Commission within 90 days after the end of such fiscal year shall be deemed to satisfy the requirements of this Section 3.5(c).

         (d) Commission and Other Reports. Promptly upon their becoming available:

                  (i) each financial statement, report, notice or proxy statement sent by the Company or any of its subsidiaries to stockholders generally;

                  (ii) each regular or periodic report (including without limitation each Form 10-K, Form 10-Q and Form 8-K), any registration statement which shall have become effective (other than any registration statement on Form S-4 or S-8 or any successor forms thereto) and each final prospectus and all amendments thereto (other than any prospectus or amendment relating to a registration statement on Form S-4 or Form S-8 or any successor form thereto) filed by the Company or any of its subsidiaries with the Commission or on a publicly available basis with any securities exchange (including without limitation any electronic stock quotation system);
                  and

                  (iii) all press releases and other statements made available by the Company or any of its subsidiaries to the public concerning material developments in the business of the Company or any of its subsidiaries.

         (e) Requested Information. Prior to the Public Market Date, with reasonable promptness, such other data and information as from time to time may be reasonably requested by any Investor holding Shares or shares of Preferred Stock.

         SECTION 3.7 ASSIGNMENT. Each Investor and Stockholder agrees, as a condition to any Transfer of his, her or its Shares, to cause the Transferee to agree to the provisions of this Article III, whereupon such Transferee shall be subject to the provisions hereof to the same extent as the Investors and the Stockholders, as applicable, in connection with its ownership of the Shares Transferred for purposes of this Article III.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

         SECTION 4.1 SURVIVAL OF COVENANTS. Each of the parties hereto agrees that each covenant and agreement made by it in this Investors Agreement is material, shall be deemed to have been relied upon by the other parties and shall remain operative and in full force and effect after the date hereof regardless of any investigation. This Investors Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties hereto and their respective successors and permitted assigns to the extent contemplated herein.

         SECTION 4.2 LEGEND ON SECURITIES. The Company, the Investors and the Stockholders acknowledge and agree that the following legend shall be typed on each certificate evidencing any of the securities issued hereunder held at any time by any of the Stockholders:

         THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF A CERTAIN INVESTORS AGREEMENT, DATED AS OF DECEMBER 10, 1999, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

         SECTION 4.3 AMENDMENT AND WAIVER; ACTIONS OF THE BOARD. Any party may waive any provision hereof intended for its benefit in writing. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law or in equity or otherwise. This Investors Agreement may be amended with the prior written consent of the (i) Company, (ii) a Majority Interest of the Stockholders, and (iii) the Required Holders. Any consent given as provided in the preceding sentence shall be binding on all Stockholders and all Investors, respectively, and no Stockholder or Investor shall have any cause of action against any other Person for any action taken by such Person in reliance upon such consent. All actions by the Company hereunder shall be taken by or upon the direction of a majority of the members of the Board of Directors of the Company.

         SECTION 4.4 NOTICES. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given, delivered and received (a) if delivered personally or (b) if sent by facsimile, registered or certified mail (return receipt requested) postage prepaid, or by courier guaranteeing next day delivery, in each case to the party to whom it is directed at the following addresses (or at such other address for any party as shall be specified by notice given in accordance with the provisions hereof, provided that notices of a change of address shall be effective only upon receipt thereof). Notices delivered personally shall be effective on the day so delivered, notices sent by registered or certified mail shall be effective five days after mailing, notices sent by facsimile shall be effective when receipt is acknowledged, and notices sent by courier guaranteeing next day delivery shall be effective on the earlier of the second business day after timely delivery to the courier or the day of actual delivery by the courier:

         If to the Company or HCOC:

         Haights Cross Communications, Inc.
         10 New King Street, Suite 110
         White Plains, New York 10604
         Facsimile: (914) 287-7569
         At.: President and Chief Executive Officer

         With a copy to:

         Goodwin, Procter & Hoar LLP
         Exchange Place
         Boston, Massachusetts 02109
         Att.: David F. Dietz, P.C.

         If to any Investor:

         At such Person's address for notice set forth on the signature pages hereto.

         With a copy to (with respect to the Investors other than Caravelle Investment Fund L.L.C.):

         Davis Polk & Wardwell
         450 Lexington Avenue New
         New York, NY 10017
         Facsimile: (212) 450-4800
         Att.: George R. Bason, Jr., Esq.

         With a copy to (with respect to Caravelle Investment Fund L.L.C.):

         Cahill Gordon & Reindel
         80 Pine Street
         New York, NY 10005
         Facsimile: (212) 269-5420
         Att.: Roger Meltzer

         If to the Existing Stockholders or any Other Stockholder:

         At such Person's address for notice as set forth on the signature pages hereto or at the more recent address set forth in the books and records of the Company.

         SECTION 4.5 HEADINGS. The Article and Section headings used or contained in this Investors Agreement are for convenience of reference only and shall not affect the construction of this Investors Agreement.

         SECTION 4.6 COUNTERPARTS. This Investors Agreement may be executed in one or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

         SECTION 4.7 REMEDIES; SEVERABILITY. It is specifically understood and agreed that any breach of the provisions of this Investors Agreement by any Person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other legal or equitable remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law) and the Company may refuse to recognize any unauthorized Transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until the relevant party or parties have complied with all applicable provisions of this Investors Agreement. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         SECTION 4.8 ENTIRE AGREEMENT. This Investors Agreement, collectively with the Subscription Agreement, the Investors' Registration Rights Agreement, the Notes Registration Rights Agreement, and any other agreements and documents specifically contemplated hereby or thereby, is intended by the parties as a final expression of their agreement and intended to be complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Investors Agreement and the Subscription Agreement and other agreements specifically contemplated hereby and thereby (including the exhibits hereto and thereto) supersede all prior agreements and understandings between the parties with respect to such subject matter.

         SECTION 4.9 ADJUSTMENTS. All references to share prices and amounts herein shall be equitably adjusted to reflect stock splits, reverse stock splits, stock dividends, recapitalizations and similar changes affecting the capital stock of the Company.

         SECTION 4.10 LAW GOVERNING. This Investors Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York (without giving effect to principles of conflicts of law). Each party also waives trial by jury in any action relating to this Investors Agreement.

         SECTION 4.11 SUCCESSORS AND ASSIGNS. This Investors Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto as contemplated herein, and any successor to the Company by way of merger or otherwise shall specifically agree to be bound by the terms hereof as a condition of such succession; provided, however, that the rights and obligations of the parties under Section 3.1 and
Section 3.3 shall not be assignable without the prior written consent of the other parties hereto.

         SECTION 4.12 TERM. This Investors Agreement shall terminate on the earlier of (a) the date on which (i) the DLJMB Investors hold less than 5% of the outstanding common equity securities of the Company, calculated on a fully diluted basis and assuming the exercise of all unexercised Warrants (including for purposes of this calculation the Series A Preferred Stock and the Warrants exercisable therefor as common equity securities of the Company), and (ii) the Series B Preferred Stock has been redeemed in full in accordance with the terms thereof, and (b) the tenth anniversary of this Investors Agreement if not earlier terminated; provided, that (A) Section 3.3(b) shall terminate upon the Public Market Date, and (B) Sections 3.3(a), 3.3(c), and 3.3(d) shall terminate following the Public Market Date at such time as all of the outstanding Series B Preferred Stock has been redeemed in full by the Company pursuant to the terms thereof.

         SECTION 4.13 SPECIFIC PERFORMANCE. The parties agree that the Company and the other parties hereto shall have, in addition to any other legal or equitable remedies which they may have, the right to enforce the provisions of this Investors Agreement by actions for specific performance (to the extent permitted by law).

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Investors Agreement to be duly executed as of the date first set forth above.

                                    THE COMPANY:

                                    HAIGHTS CROSS COMMUNICATIONS, INC.

                                    By:_________________________________________
                                       Name:  Paul J. Crecca
                                       Title: Chief Operating Officer,
                                               Chief Financial Officer
                                               and Treasurer

                                    HCOC:

                                    HAIGHTS CROSS COMMUNICATIONS, INC.

                                    By:_________________________________________
                                       Name:  Paul J. Crecca
                                       Title: Chief Operating Officer,
                                                Chief Financial Officer
                                                and Treasurer

                                    EXISTING STOCKHOLDERS:

                                    MEDIA/COMMUNICATIONS PARTNERS III
                                    LIMITED PARTNERSHIP

                                    By: M/C III L.L.C.

                                    By:_________________________________________
                                       Name:  Christopher S. Gaffney
                                       Title: Manager

                                       Address for notice:
                                       c/o Great Hill Partners, LLC
                                       One Liberty Square
                                       Boston, MA 02109
                                       Att.: Christopher S. Gaffney

                     [SIGNATURE PAGE TO INVESTORS AGREEMENT]

                                    M/C INVESTORS L.L.C.

                                    By:_________________________________________
                                       Name:  Christopher S. Gaffney
                                       Title: Manager

                                       Address for notice:
                                       c/o Great Hill Partners, LLC
                                       One Liberty Square
                                       Boston, MA 02109
                                       Att.: Christopher S. Gaffney

                                    FLEET MEZZANINE CAPITAL, INC.

                                    By:_________________________________________
                                       Name:
                                       Title:

                                       Address for notice:
                                       One Federal Street
                                       Mail Stop: MAOFD03D
                                       Boston, MA 02110

                                    ____________________________________________
                                    Peter J. Quandt

                                       Address for notice:
                                       c/o Haights Cross Communications, Inc.
                                       10 New King Street, Suite 110
                                       White Plains, New York 10604
                                       Facsimile: (914) 287-7569

                                    ____________________________________________
                                    Paul J. Crecca

                                       Address for notice:
                                       c/o Haights Cross Communications, Inc.
                                       10 New King Street, Suite 110
                                       White Plains, New York 10604
                                       Facsimile: (914) 287-7569

                    [SIGNATURE PAGE TO INVESTORS AGREEMENT]

                                    DLJMB INVESTORS:

                                    DLJ MERCHANT BANKING PARTNERS II, L.P.,
                                    a Delaware Limited Partnership

                                    By: DLJ Merchant Banking II, Inc.,
                                        as managing general partner

                                    By:_________________________________________
                                       Name: William Dawson
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax: 212-892-7272

                                    DLJ MERCHANT BANKING PARTNERS
                                    II-A, L.P., a Delaware Limited Partnership

                                    By: DLJ Merchant Banking II, Inc.,
                                        as managing general partner

                                    By:_________________________________________
                                       Name: William Dawson
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax: 212-892-7272

                    [SIGNATURE PAGE TO INVESTORS AGREEMENT]

                                    DLJ OFFSHORE PARTNERS II, C.V.,
                                    a Netherlands Antilles Limited Partnership

                                    By: DLJ Merchant Banking II, Inc.,
                                        as advisory general partner

                                    By:_________________________________________
                                       Name: William Dawson
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax 212-892-7272

                                    DLJ DIVERSIFIED PARTNERS, L.P.,
                                    a Delaware Limited Partnership

                                    By: DLJ Diversified Partners, Inc.,
                                        as managing general partner

                                    By:_________________________________________
                                       Name: William Dawson
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax : 212-892-7272

                    [SIGNATURE PAGE TO INVESTORS AGREEMENT]

                                    DLJ DIVERSIFIED PARTNERS-A, L.P.,
                                    a Delaware Limited Partnership

                                    By: DLJ Diversified Partners, Inc.,
                                        as managing general partner

                                    By:_________________________________________
                                       Name: William Dawson
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax: 212-892-7272

                                    DLJ MILLENNIUM PARTNERS, L.P.,
                                    a Delaware Limited Partnership

                                    By: DLJ Merchant Banking II, Inc.,
                                        as managing general partner

                                    By:_________________________________________
                                       Name: William Dawson
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax: 212-892-7272

                    [SIGNATURE PAGE TO INVESTORS AGREEMENT]

                                    DLJ MILLENNIUM PARTNERS-A, L.P.,
                                    a Delaware Limited Partnership

                                    By: DLJ Merchant Banking II, Inc.,
                                        as managing general partner

                                    By:_________________________________________
                                       Name: William Dawson
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax: 212-892-7272

                                    DLJMB FUNDING II, INC.,
                                    a Delaware Corporation

                                    By:_________________________________________
                                       Name: William Dawson
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax: 212-892-7272

                    [SIGNATURE PAGE TO INVESTORS AGREEMENT]

                                    DLJ FIRST ESC, L.P.,
                                    a Delaware Limited Partnership

                                    By: DLJ LBO Plans Management Corporation,
                                        as manager

                                    By:_________________________________________
                                       Name: William Dawson
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax: 212-892-7272

                                    DLJ EAB PARTNERS, L.P.,
                                    a Delaware Limited Partnership

                                    By: DLJ LBO Plans Management Corporation,
                                        as managing general partner

                                    By:_________________________________________
                                       Name: William Dawson
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax: 212-892-7272

                    [SIGNATURE PAGE TO INVESTORS AGREEMENT]

                                    DLJ ESC II, L.P.,
                                    a Delaware Limited Partnership

                                    By: DLJ LBO Plans Management Corporation,
                                        as manager

                                    By:_________________________________________
                                       Name: William Dawson
                                       Title:

                                    Address: c/o DLJ Merchant Banking II, Inc.
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax: 212-892-7272

                                    CARAVELLE INVESTMENT FUND, L.L.C.

                                    By: Caravelle Advisors, L.L.C., its
                                        Investment Manager and Attorney-in-Fact

                                    By:_________________________________________
                                       Name: Jason M. Block
                                       Title: Executive Director

                                    Address: 425 Lexington Avenue
                                             New York, NY 10017
                                             212-885-4520

                    [SIGNATURE PAGE TO INVESTORS AGREEMENT]

                                    DLJIP Investors

                                    DLJ INVESTMENT PARTNERS II, L.P.,
                                    a Delaware Limited Partnership

                                    By: DLJ Investment Partners II, Inc.
                                        as Managing General Partner

                                    By:_________________________________________
                                       Name: William Dawson
                                       Title:

                                    Address: c/o DLJ Investment Partners, Inc.
                                             attn: John Moriarty.
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax: 212-892-7552

                                    DLJ INVESTMENT PARTNERS, L.P.,
                                    a Delaware Limited Partnership

                                    By: DLJ Investment Partners, Inc.,
                                        as Managing General Partner

                                    By:_________________________________________
                                       Name: William Dawson
                                       Title:

                                    Address: c/o DLJ Investment Partners, Inc.
                                             attn. John Moriarty
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax: 212-892-7552

                                    DLJ INVESTMENT FUNDING II, INC.,
                                    a Delaware corporation

                                    By:_________________________________________
                                       Name: William Dawson
                                       Title:

                                    Address: c/o DLJ Investment Partners, Inc.
                                             attn. John Moriarty
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax: 212-892-7552

                                    EXHIBIT A

                            FORM OF JOINDER AGREEMENT

         The undersigned hereby agrees, effective as of the date hereof, to become a party to that certain Investors Agreement (the "Agreement") dated as of December ___, 1999, by and among Haights Cross Communications, Inc. (the "Company") and the parties named therein and for all purposes of the Agreement, the undersigned shall be included within the term "Stockholder" (as defined in the Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:
________________________________________________________________________________
Facsimile No._____________________.

                                       _________________________________________
                                       Name:
                                       Title: